UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 23, 2004


                        BrainStorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)


        Washington                   333-61610              912061053
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


                              36 Derech Bait Lechem
                             Jerusalem, Israel 77002
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code 011-972-2-6737445

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 23, 2004 following the rescission of consulting agreements with Mr. Malcolm E. Taub and Mr. Ernest Muller dated August 10, 2004, as further described in Item 1.02 of this report, we entered into new consulting agreements with each of Messrs. Taub and Muller. The new agreements have a term of twelve months from August 10, 2004 (the date of the original agreements). Pursuant to the new agreements, in consideration for the services performed, Mr. Taub and Mr. Muller were issued, respectively, warrants to purchase up to 1,350,000 and 450,000 shares of our Common Stock at a per share exercise price of par value ($0.00005 per share). These warrants are fully vested on the date of grant, exercisable for a period of 10 years from such date and are non-transferable. A copy of the new agreements and the warrants are attached hereto, respectively, as Exhibits 10.07 and 10.08, and 4.05 and 4.06.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In August 10, 2004, we had entered into  consulting  agreements with Mr. Malcolm
E. Taub and Mr. Ernest Muller pursuant to which they were issued 1,350,000 and 450,000 shares of our Common Stock respectively (the "Shares") as consideration for the services performed. Due to a discrepancy regarding the valuation of the Shares, on December 23, 2004 the parties rescinded the original agreements and entered into new agreements as set forth in Item 1.01 of this report. In connection with the rescission of the original agreements, Mr. Taub and Mr. Muller surrendered the Shares to us and the Shares will be cancelled and returned to the status of authorized but unissued shares.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            4.05        Warrant  dated  December 23, 2004,  issued to Malcolm E.
                        Taub

            4.06        Warrant dated December 23, 2004, issued to Ernest Muller

            10.07 Consulting Agreement, dated December 23, 2004, between Malcolm E. Taub and the Registrant

            10.08 Consulting Agreement, dated December 23, 2004, between Ernest Muller and the Registrant

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 23, 2004


BRAINSTORM CELL THERAPEUTICS INC.


/s/ Yaffa Beck
------------------------
Name: Yaffa Beck
Title: President & CEO

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

4.05           Warrant dated December 23, 2004, issued to Malcolm E. Taub

4.06           Warrant dated December 23, 2004, issued to Ernest Muller

10.07          Consulting Agreement, dated December 23, 2004, between Malcolm E.
               Taub and the Registrant

10.08 Consulting Agreement, dated December 23, 2004, between Ernest Muller and the Registrant.